                                   THIRD AMENDMENT
                                          TO
                             SHORT TERM CREDIT AGREEMENT


         THIS AMENDMENT (the "Amendment") dated as of December 23, 1996 (the "Third Amendment Effective Date"), is made and entered into among MONTGOMERY WARD & CO., INCORPORATED (the "Company") and the banks listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually called a "Bank").

         WHEREAS the Banks are parties to that certain Short Term Credit Agreement dated as of September 15, 1994, as amended as of March 19, 1996 and September 6, 1996 (the "Short Term Credit Agreement"), among Montgomery Ward & Co., Incorporated, various banks named therein, The First National Bank of Chicago, as Documentary Agent, The Bank of Nova Scotia, as Administrative Agent, The Bank of New York, as Negotiated Loan Agent, and Bank of America National Trust and Savings Association, as Advisory Agent; and

         WHEREAS the Company and the Banks desire to amend the Short Term Credit Agreement in certain respects;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                      ARTICLE I

                                      AMENDMENTS

         1.1 SECTION 1.1 of the Short Term Credit Agreement is hereby amended by adding the following definitions thereto (or in the case of the definitions of Maturity Date and Termination Date, amending such definitions to read in their entirety, as set forth below):

         "APPLICABLE MARGIN" means as to any Type of Loan, for any period set forth below, a rate per annum, as follows:



                                       EURODOLLAR          BASE RATE LOAN
          PERIOD                          LOAN               SWING LOAN
          ------                       ----------          --------------

    December 23, 1996                     1.50%                 0.25%
    through March 31, 1997

    April 1, 1997                         2.00%                 0.75%
    through June 30, 1997

                                       EURODOLLAR          BASE RATE LOAN
          PERIOD                          LOAN               SWING LOAN
          ------                       ----------          --------------

    After June 30, 1997                   2.50%                 1.25%

         "EBITDAR" means, for any fiscal period, on a consolidated basis for the Company and its Subsidiaries, net income, PLUS interest expense, PLUS provision for taxes on income, PLUS depreciation and amortization expense, PLUS rent expense, MINUS interest income, in each case, for such fiscal period.

         "CONSOLIDATED CAPITAL EXPENDITURES" means, for any fiscal period, the consolidated capital expenditures of the Company and its Subsidiaries for such period, as the same are (or would in accordance with GAAP be) set forth in the consolidated statement of changes in cash flow of the Company and its Subsidiaries for such period.

         "CREDIT AGREEMENT PERCENTAGE" means a percentage corresponding to the fraction, the numerator of which is equal to the aggregate principal of Loans then outstanding under this Agreement, and the denominator of which is equal to the aggregate principal amount of loans then outstanding under this Agreement and under the Long Term Credit Agreement.

         "DISPOSITION" means the sale, assignment, transfer, contribution, conveyance, issuance or other disposition of, or granting of options, warrants or other similar rights with respect to, any asset of the Company or any Subsidiary, EXCLUDING, HOWEVER, (i) the sale or transfer of inventory in the ordinary course of business, (ii) the sale or transfer of obsolete fixtures and equipment in the ordinary course of business, (iii) the sale or transfer of receivables pursuant to the Retail Credit Program Agreement and other receivables agreements similar to the receivables agreements currently in effect, (iv) the liquidation of cash equivalents in the ordinary course of business, (v) the sale or transfer by Signature of investment portfolio assets in the ordinary course of business, (vi) any sale or transfer by the Company or any Subsidiary to the Company or any other Subsidiary, (vii) the sale or transfer by Signature of fixtures, equipment and certain hardware and software acquired after January 1, 1996 for telemarketing/customer service centers, provided that the aggregate sale price thereof does not exceed $10,000,000, and (viii) any sale or transfer or related series of sales or transfers in which the aggregate Net Proceeds shall be less than $50,000.

         "MATURITY DATE" means the Termination Date.

         "NET PROCEEDS" means the aggregate amount of cash and readily marketable cash equivalents, and all other proceeds (excluding rental income) received by the Company or any Subsidiary in connection with any Disposition (including, when received by the Company or any Subsidiary, any principal installments with respect to installment sales contracts or purchase money indebtedness of purchasers or other similar deferred consideration), LESS the amount (as estimated by the Company in good faith) of:

              (i) all reasonable costs of the Company or such Subsidiary (excluding any rental expense) associated with such Disposition,

              (ii) all amounts paid by the Company or such Subsidiary in retiring or satisfying any Lien on such asset which is required to be retired or satisfied in connection with such Disposition,

              (iii) in the case of a Disposition of assets of Signature, all indebtedness of Signature which is required to be repaid in connection with such Disposition,

              (iv) any and all taxes (including Federal and state income or gross receipts taxes) arising from or related to such Disposition,

              (v) solely with respect to Dispositions of real property (and the related fixtures and equipment) on which retail stores or distribution centers are located, any amounts which the Company expends (or reasonably estimates it will expend in a written notice promptly delivered to the Administrative Agent and each Bank) for the purchase and/or construction and fixturing of a replacement or substitute facility in the geographic area in which such real property is situated, PROVIDED that the agreement or letter of intent pursuant to which such replacement or substitute facility is to be acquired is entered into prior to or within 3 Business Days after the Disposition of such real property and that such agreement or such letter of intent is not subsequently cancelled prior to the acquisition or substantial completion of such replacement or substitute facility, and

              (vi) proceeds (other than cash or cash equivalent proceeds) with respect to properties (and the related fixtures and equipment) listed on SCHEDULE IX.

         "SIGNATURE" means collectively Signature Financial/Marketing, Inc. and/or its Subsidiaries.

         "SIGNATURE CREDIT AGREEMENT" means the Credit Agreement dated as of September 27, 1996, as amended and restated as of October 21, 1996, among Signature Financial/Marketing, Inc., various Banks, The Bank of New York as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, as the same may be further amended or modified from time to time.

         "TERMINATION DATE" means, with respect to each Bank, the earlier to occur of (i) August 29, 1997, or (ii) such other date on which the Aggregate Commitments shall terminate pursuant to SECTION 5 or 13.2 or be reduced to zero pursuant to SECTION 2.6 and, if in any case such day is not a Business Day, the next succeeding Business Day. Notwithstanding any provision herein to the contrary, after the Third Amendment Effective Date, the Company shall not be entitled to request an extension of the Termination Date pursuant to SECTION 2.7.

         "THIRD AMENDMENT EFFECTIVE DATE" means December 23, 1996.

         1.2 SECTION 2 of the Short Term Credit Agreement is hereby amended by adding the following SECTION 2.8 thereto:

         2.8. MANDATORY PREPAYMENTS. After the Third Amendment Effective Date, following receipt by the Company or any Subsidiary of any Net Proceeds from any Disposition, the Company shall make a mandatory prepayment of the Loans, such prepayment to be equal to the Credit Agreement Percentage of 80% of such Net Proceeds (the "Net Proceeds Share") or the aggregate unpaid principal amount of all Loans then outstanding, whichever is less; PROVIDED, HOWEVER, that up to $20,000,000 of Net Proceeds received after the Third Amendment Effective Date by the Company or its Subsidiaries from all Dispositions shall not be subject to this
    SECTION 2.8. Each prepayment pursuant to this SECTION 2.8 shall be made within 3 Business Days of the date upon which the amount of the Net Proceeds which have not theretofore been applied by the Company to prepayments under this Agreement or the Long Term Credit Agreement shall equal or exceed $1,000,000. Concurrently with any prepayment required under this SECTION 2.8 the Aggregate Commitment shall automatically be reduced by the amount of such Net Proceeds Share (such reduction to be prorata among the Banks according to their respective Commitments).

         1.3 SECTION 4 of the Short Term Credit Agreement is hereby amended by adding the following SECTION 4.6 thereto:

         4.6. SUSPENSION PERIOD FOR NEGOTIATED LOANS. Notwithstanding any provision of this Agreement to the contrary, commencing on and after the Third Amendment Effective Date until the Termination Date, the Company shall not request and no Bank shall make Negotiated Loans.

         1.4 SECTION 6.1 of the Short Term Credit Agreement is hereby amended so that SECTION 6.1 through SECTION 6.1(b) shall read in its entirety as follows:

         6.1 INTEREST RATES. The Company hereby promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the Funding Date of such Loan until such Loan is paid in full, as follows:

              (a) if such Loan is a Base Rate Loan or a Swing Loan, at a rate per annum equal to the Base Rate from time to time in effect, plus on and after the Third Amendment Effective Date, the Applicable Margin;

              (b) if such Loan is a Eurodollar Loan, at a rate per annum during each Interest Period equal to the Eurodollar Rate applicable to such Interest Period, plus (i) prior to the Third Amendment Effective Date, 0.375% plus any Eurodollar Margin Increment, and (ii) on and after the Third Amendment Effective Date, the Applicable Margin;

         1.5 SECTION 6.2 of the Short Term Credit Agreement is deleted as of the Third Amendment Effective Date (it being understood, however, that the provisions of such section shall survive as to any additional interest accruing prior to the Third Amendment Effective Date).

         1.6 SECTION 6.3 of the Short Term Credit Agreement is amended to read in its entirety as follows:

         6.3 INTEREST PAYMENT DATES. Accrued interest on each Loan shall be payable on the last day of the Interest Period therefor and on each Conversion date related to such Loan; PROVIDED, HOWEVER, that accrued interest on each Eurodollar Loan which has an Interest Period of 6 months shall be payable on the 90th day of such Interest Period or, if such day is not a Business Day, on the next succeeding Business Day. After maturity of any Loan, accrued interest on such Loan shall be payable on demand.

         1.7 SUPPLEMENTAL COMMITMENT FEE. SECTION 6.10 of the Short Term Credit Agreement is amended to read in its entirety as follows:

         6.10 SUPPLEMENTAL COMMITMENT FEE. The Company agrees to pay to the Administrative Agent for the account of each Bank (PRO RATA in accordance with the average daily amount of the Unused Commitment of such Bank), within fifteen days of the last day of December 1996, and thereafter within fifteen days of the last day of each calendar quarter of each year until the Termination Date for such Bank, and on the Termination Date for such Bank, a commitment fee which, when added to the fees payable under SECTIONS
    6.5 and 6.6 in respect of the corresponding period for which the commitment fee under this SECTION 6.10 is computed, shall equal a commitment fee computed at the rate of 0.375% per annum on the average daily amount of the Aggregate Commitment minus the aggregate principal amount of all Loans then outstanding during the quarterly or other period preceding the date of such payment. Such commitment fee shall commence accruing on the Third Amendment Effective Date and shall be payable in arrears. Commitment fees shall be payable regardless of the occurrence of an Event of Default or an Unmatured Event of Default. Fees for any period prior to the Third Amendment Effective Date shall be computed according to the provisions of the Short Term Credit Agreement as in effect prior to the Third Amendment Effective Date.

         1.8 SECTION 11.1(b) of the Short Term Credit Agreement is amended to read in its entirety as follows:

         (b) INTERIM REPORTS.

         (i)  Within 10 days after each fiscal month, a flash report containing
    (x) the total retail sales of the Company and its Subsidiaries (other than Signature) for the fiscal month then ended and for the corresponding fiscal month of the previous Fiscal Year, (y) the aggregate reinvestment by the Company of borrowings under its loan agreements and uncommitted lines in cash equivalents as of the end of such month, and (z) the aggregate principal amount of loans as of the end of such month which are then outstanding under the Company's revolving loan agreements (including this Agreement), any uncommitted lines of the Company, and any loan agreement of Signature, together with a breakdown thereof,

         (ii) Within 30 days after each fiscal month (or in the case of the last fiscal month in a Fiscal Year, within 60 days after such fiscal month), (A) a copy of the unaudited internally prepared (x) consolidated financial statements of the Company and its Subsidiaries (but accounting for Signature on the equity method) consisting of at least a balance sheet as at the close of such fiscal month, statements of earnings for such fiscal month and for the period from the beginning of such Fiscal Year to the close of such fiscal month, and a statement of cash flows for the period from the beginning of such Fiscal Year to the close of such fiscal month, and (y) consolidated financial statements of Signature, consisting of at least a balance sheet of Signature as at the close of such fiscal month and statements of earnings of Signature for such fiscal month and for the period from the beginning of such Fiscal Year to the close of such fiscal month, (B) a report setting forth the cumulative amount of all Net Proceeds received after the Third Amendment Effective Date, together with the aggregate amount of prepayments and Commitment reductions related thereto, and

         (iii) within 60 days after each Fiscal Quarter (except the last Fiscal Quarter in a Fiscal Year), a copy of the unaudited consolidated financial statements of the Company and its Subsidiaries prepared in accordance with GAAP (subject to normal year end audit adjustments) consisting of at least a balance sheet as at the close of such Fiscal Quarter, statements of earnings for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the close of such Fiscal Quarter, and a statement of cash flows from the beginning of such Fiscal Year to the close of such Fiscal Quarter.

         1.9 SECTION 11.3 of the Short Term Credit Agreement is hereby amended by deleting the text contained in SECTION 11.3 and substituting the following therefor:

         11.3 MINIMUM CONSOLIDATED SHAREHOLDER'S EQUITY. As of the end of any Fiscal Quarter ending on or after December 28, 1996, not permit the Consolidated Shareholder's Equity of the Company to be less than $450,000,000.

         1.10 SECTION 11.4 of the Short Term Credit Agreement is hereby amended to read in its entirety as follows:

         11.4 RATIO OF DEBT TO TOTAL CAPITALIZATION. Not permit the Debt of the Company and its Restricted Subsidiaries at the end of any Fiscal Quarter to exceed the percentage of Total Capitalization applicable to such Fiscal Quarter as follows:

                                                      Percentage of Total
         Fiscal Quarter End                              Capitalization
         ------------------                           -------------------

         December 28, 1996                                     70%
         March 29, 1997                                        75%
         June 28, 1997                                         75%

         1.11 SECTION 11.18 of the Short Term Credit Agreement is hereby amended by adding the following proviso at the end of the section:

         ; provided, however, in the case of the Fiscal Quarters ending
    March 29, 1997 and June 28, 1997, "75%" shall replace "60%" in clause (a) above; and in the case of the Fiscal Quarter ending December 28, 1996, "70%" shall replace "50%" in clause (b) above.

         1.12 SECTION 11.20 of the Short Term Credit Agreement is hereby amended to read in its entirety as follows:

         11.20 EBITDAR. As of the end of any Fiscal Quarter set forth below, not permit EBITDAR of the Company and its Subsidiaries for the 4 consecutive Fiscal Quarters then ending to be less than the amount applicable to the end of such Fiscal Quarter as follows:

         4-Fiscal Quarters Ended                           EBITDAR
         -----------------------                           -------
         December 28, 1996                               $190,000,000
         March 29, 1997                                  $220,000,000
         June 28, 1997                                   $190,000,000

         1.13 SECTION 11 of the Short Term Credit Agreement is hereby amended by adding the following SECTION 11.21 thereto:

         11.21. CAPITAL EXPENDITURES. Not permit Consolidated Capital Expenditures in any Fiscal Quarter ending on or after December 23, 1996, to exceed $30,000,000.

         1.14 SECTION 11 of the Short Term Credit Agreement is amended by adding the following SECTION 11.22 thereto:

         11.22. LECHMERE GUARANTY. Cause the Liabilities to be guaranteed by Lechmere, Inc. ("Guarantor") pursuant to a guaranty substantially in the form of EXHIBIT N ("Guaranty").

         1.15 SECTION 11 of the Short Term Credit Agreement is amended by adding the following SECTION 11.23 thereto:

         11.23 LIMITATION ON SIGNATURE DEBT. Not permit Signature to incur or permit to exist any Indebtedness for Borrowed Money, except (i) Indebtedness for Borrowed Money which in the aggregate (including Indebtedness for Borrowed Money under the Signature Credit Agreement) does not exceed $200,000,000, and (ii) Indebtedness for Borrowed Money of Signature to the Company or its other Subsidiaries.

         1.16 EVENTS OF DEFAULT. SECTION 13.1(e) of the Short Term Credit Agreement is amended to read in its entirety as follows:

         (e) SPECIFIED NON-COMPLIANCE WITH THIS AGREEMENT. Failure by the Company to comply with or to perform its obligations under SECTIONS 11.3, 11.4, 11.5, 11.6, 11.17, 11.18, 11.20 or 11.21 of this Agreement.

         1.17 SECTION 13.1 of the Short Term Credit Agreement is further amended by adding thereto SECTION 13.1(l) as follows:

         (l) GUARANTOR DEFAULTS. Guarantor fails in any material respect to perform or observe any term, covenant or agreement in its Guaranty; or the Guaranty of Guarantor is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

         1.18 SCHEDULE VIII to the Short Term Credit Agreement is hereby amended as set forth in SCHEDULE VIII hereto.

         1.19 EXHIBIT I to the Short Term Credit Agreement shall be revised in form and substance acceptable to the Administrative Agent and the Documentary Agent so as to reflect the foregoing amendments.

         1.20  The Short Term Credit Agreement is further amended by adding
SCHEDULE IX and EXHIBIT N in the form attached hereto.


                                      ARTICLE II

                            REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Agents and the Banks as of the Third Amendment Effective Date:

         2.1 NO DEFAULT. No Event of Default or Unmatured Event of Default has occurred and is continuing which will not be cured by this Amendment becoming effective. No Event of Default or Unmatured Event of Default will exist after giving effect to this Amendment.

         2.2  DUE EXECUTION.   The execution, delivery and performance of this
Amendment, (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any governmental approval which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (iv) do not and will not contravene or conflict with any provision of law, or of any judgment, decree or order, or of the Company's charter or by-laws, and (v) do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Company, any Subsidiary or any of their respective properties.

         2.3 VALIDITY. The Short Term Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

         2.4 SHORT TERM CREDIT AGREEMENT. All representations and warranties of the Company contained in SECTIONS 10.1, 10.2, 10.3, 10.4(a), 10.7, 10.10,
10.11, 10.12, 10.15 and 10.18 of the Short Term Credit Agreement are true and correct as of the date hereof with the same effect as though made on the date hereof.

         2.5 NEGOTIATED LOANS; RATABILITY OF LOANS, ETC. As of the date of this Amendment, all Loans of all Banks are ratable (by principal and by Group) according to the amount of each Bank's Commitment; and no Negotiated Loans are outstanding.


                                     ARTICLE III

                                       GENERAL

         3.1 EXPENSES. The Company agrees to pay all fees and expenses of McDermott, Will & Emery as counsel to the Documentary Agent, the Administrative Agent and the Negotiated Loan Agent in connection with the preparation, execution and delivery of this Amendment.

         3.2 EFFECTIVENESS. Article I of this Amendment shall become effective as of the Third Amendment Effective Date, subject to receipt by the Documentary Agent of the following, each duly executed and dated the Third Amendment Effective Date or such other date satisfactory to the Documentary Agent, in form and substance reasonably satisfactory to the Documentary Agent:

         (a) AMENDMENT. Counterparts of this Amendment whether on the same or different counterparts, executed by the Company and the Required Banks (or in the case of any Bank as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such Bank);

         (b) AMENDMENT FEE. Evidence of payment from the Company to the Administrative Agent of a fee payable to the Administrative Agent for the account of each Bank for which the Documentary Agent receives by 12:00 noon (New York City time) on December 23, 1996 an executed counterpart hereof (including by fax), such fee to be equal to 0.25% of the amount of such Bank's Commitment and to be distributed by the Administrative Agent to each such Bank upon the effectiveness of this Amendment;

         (c)  GUARANTY.  The Guaranty executed by the Guarantor;

         (d)  RESOLUTIONS.   Copies of the resolutions of the board of
    directors of each of the Company and the Guarantor authorizing the transactions contemplated by this Amendment and the Guaranty, certified as of the Third Amendment

    Effective Date by the Secretary or an Assistant Secretary (or in the case of the Guarantor, the Clerk or Assistant Clerk) of the Company and the Guarantor;

         (e)  INCUMBENCY.    A certificate of the Secretary or Assistant
    Secretary (or in the case of the Guarantor, the Clerk or Assistant Clerk) of each of the Company and the Guarantor certifying the names and true signatures of the officers of the Company or the Guarantor authorized to execute, deliver and perform, as applicable, this Amendment and the Guaranty;

         (f) OPINION OF COUNSEL FOR THE COMPANY AND THE GUARANTOR. A letter from Altheimer & Gray, counsel for the Company and the Guarantor, addressed to the Agents and the Banks substantially in the form attached hereto; and

         (g) EXTENSION OF SIGNATURE CREDIT AGREEMENT. Evidence of the extension to August 29, 1997 of the maturity date of loans under the Signature Credit Agreement.

         (h) AMENDMENT OF OTHER CREDIT AGREEMENT. Evidence of (i) the extension to August 29, 1997 of the termination date under the Credit Agreement dated as of October 4, 1996 among the Company, various lenders, The Bank of New York, as Administrative Agent, and The Bank of Nova Scotia, as Documentation Agent, and (ii) the amendment of the covenants therein to conform to the Short Term Credit Agreement as amended hereby.

       3.3 DEFINITIONS. Except as otherwise herein specifically defined, all the capitalized terms contained herein shall have the meaning ascribed to such terms in the Short Term Credit Agreement.

       3.4 REAFFIRMATION. Except as hereinabove expressly provided, all the terms and provisions of the Short Term Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Short Term Credit Agreement shall henceforth refer to the Short Term Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Short Term Credit Agreement.

       3.5 SUCCESSORS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       3.6 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

       3.7 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         Delivered at Chicago, Illinois as of the day, month and year first above written.

                                       MONTGOMERY WARD & CO., INCORPORATED


                                       By: /s/ Douglas V. Gathany
                                          -------------------------------------
                                       Name:   Douglas V. Gathany




ACCEPTED AND APPROVED:

THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity and in its capacity as Documentary Agent


By: /s/ Tara W. Clark
   -------------------------------------
Name:   Tara W. Clark


THE BANK OF NEW YORK, in its individual
capacity and in its capacity as Negotiated
Loan Agent


By: /s/ Michael Flannery
   -------------------------------------
Name:   Michael Flannery


THE BANK OF NOVA SCOTIA, in its individual capacity and in its capacity as Administrative
Agent


By: /s/ J.H. Youssef
   -------------------------------------
Name:   J.H. Youssef
Title:  Senior Manager Finance &
        Administration


BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION, in its individual capacity and in its capacity as Advisory Agent


By: /s/ Sandra S. Ober
   -------------------------------------
Name:   Sandra S. Ober

CIBC INC.


By: /s/ Christopher P. Kleczkowski
   -------------------------------------
Name:   Christopher P. Kleczkowski
Title:  Director, CIBC Wood Gundy Securities
        Corp., AS AGENT


NATIONSBANK, N.A.


By: /s/ Valerie C. Mills
   -------------------------------------
Name:   Valerie C. Mills SVP


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


By: /s/ Mark A. Thompson
   -------------------------------------
Name:   Mark A. Thompson
Title:  Vice President and Deputy General
        Manager


CREDIT LYONNAIS CHICAGO BRANCH


By: /s/ Mary Ann Klemm
   -------------------------------------
Name:   Mary Ann Klemm
Title:  Vice President and Group Head


BANCA COMMERCIALE ITALIANA, CHICAGO BRANCH


By: /s/ Julian M. Teodori
   -------------------------------------
Name:   Julian M. Teodori
Title:  Senior Vice President and Manager


By: /s/ Matthew V. Trujillo
   -------------------------------------
Name:   Matthew V. Trujillo
Title:  Assistant Vice President

THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH


By: /s/ Seiichiro Ino
   -------------------------------------
Name:   Seiichiro Ino

THE BANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH


By: /s/ Noburu Kobayashi
   -------------------------------------
Name:   Noburu Kobayashi
Title:  Deputy General Manager

THE NORTHERN TRUST COMPANY


By: /s/ Sidney R. Dillard
   -------------------------------------
Name:   Sidney R. Dillard


THE SAKURA BANK, LTD.


By: /s/ Takao Okada
   -------------------------------------
Name:   Takao Okada
Title:  Senior Manager


SWISS BANK CORPORATION, CHICAGO BRANCH


By: /s/ Thomas R. Salzano
   -------------------------------------
Name:   Thomas R. Salzano
Title:  Associate Director Banking Finance
        Support, N.A.

By: /s/ Peter V. Matton                /s/ Carole Reading
   ------------------------------------------------------
Name:   Peter V. Matton                    Carole Reading
Title:  Executive Director                 Executive Director
        Restructuring                      Credit Risk Management, N.A.


UNION BANK


By: /s/ Richard A. Sutter
   -------------------------------------
Name:   Richard A. Sutter
Title:  Vice President

ABN AMRO BANK N.V.


By: /s/ David G. Sagers
   -------------------------------------
Name:   David G. Sagers
Title:  Vice President

By: /s/ Laurie D. Flom
   -------------------------------------
Name:   Laurie D. Flom
Title:  Vice President


FIRST BANK NATIONAL ASSOCIATION


By: /s/ Christopher H. Patton
   -------------------------------------
Name:   Christopher H. Patton


THE FIRST NATIONAL BANK OF BOSTON


By: /s/ Bethann R. Halligan
   -------------------------------------
Name:   Bethann R. Halligan
Title:  Division Executive


PNC BANK, NATIONAL ASSOCIATION


By: /s/ Karen C. Brogan
   -------------------------------------
Name:   Karen C. Brogan


THE YASUDA TRUST AND BANKING CO., LTD.


By: /s/ Joseph C. Meek
   -------------------------------------
Name:   Joseph C. Meek
Title:  Deputy General Manager


THE FIRST NATIONAL BANK OF MARYLAND


By: /s/ Andrew W. Fish
   -------------------------------------
Name:   Andrew W. Fish
Title:  Vice President

ISTITUTO BANCARIO SAN PAOLO DI TORINO, S.P.A.


By: /s/ Carlo Persico
   -------------------------------------
Name:   Carlo Persico
Title:  Deputy General Manager

By: /s/ Robert Wurster
   -------------------------------------
Name:   Robert Wurster
Title:  First Vice President


UNION BANK OF SWITZERLAND - NEW YORK BRANCH


By: /s/ Michael J. Ahearn
   -------------------------------------
Name:   Michael J. Ahearn
Title:  Managing Director

By: /s/ Daniel R. Strickford
   -------------------------------------
Name:   Daniel R. Strickford
Title:  Assistant Vice President


WELLS FARGO BANK, N.A.


By: /s/ Seth D. Moldoff
   -------------------------------------
Name:   Seth D. Moldoff

COMERICA BANK


By: /s/ Harve C. Light
   -------------------------------------
Name:   Harve C. Light


BANK OF AMERICA ILLINOIS


By: /s/ Sandra S. Ober
   -------------------------------------
Name:   Sandra S. Ober


THE INDUSTRIAL BANK OF JAPAN, LIMITED


By: /s/ Hiroaki Nakamura
   -------------------------------------
Name:   Hiroaki Nakamura

                                                                   SCHEDULE VIII


                                    FINDER'S LIST


         Schedule VIII to the Short Term Credit Agreement is hereby amended to add the following thereto:

         "APPLICABLE MARGIN" - used in SECTION 6.1.

         "CONSOLIDATED CAPITAL EXPENDITURES" - used in SECTION 11.21.

         "CREDIT AGREEMENT PERCENTAGE" - used in SECTION 2.8.

         "DISPOSITION" - used in the definition of Net Proceeds and SECTION
         2.8.

         "EBITDAR" - used in SECTION 11.20.

         "GUARANTOR" - used in SECTIONS 11.22 and 13.1(l).

         "GUARANTY" - used in SECTIONS 11.22 and 13.1(l).

         "NET PROCEEDS" - used in SECTION 2.8.

         "SIGNATURE" - used in the definition of Net Proceeds and SECTIONS 11.1(b) and 11.23.

         "SIGNATURE CREDIT AGREEMENT" - used in SECTION 11.23.

         "THIRD AMENDMENT EFFECTIVE DATE" - used in SECTIONS 2.8, 4.6, 6.1, 6.9, and 6.10.

                                      SCHDULE IX
                   (List of Locations referred to in clause (vi) of
                            definition of "Net Proceeds")


1. Former catalog house and warehouse situated at Monroe and Washington streets Baltimore, MD.

2. Former administration center situated at Shadeland and Widget Lane, Walnut Creek, CA.

3.  Former Jefferson Ward retail store at 815-25 Hendrix Street, Philadelphia,
    PA.

4.  Distribution Center situated at Schnelling and Wynne, St. Paul, MN.

5.  Retail store situated at Lafayette Square in Indianapolis, IN.

6.  Retail store situated at Washington Square in Indianapolis, IN.

7.  Retail store situated at Castleton Square in Indianapolis, IN.

8.  Retail store situated at Greenwood Mall, Greenwood, IN.

If any one or more of the above listed properties is owned by a Subsidiary of the Company and comprises substantially all the assets of such Subsidiary, the disposition of the stock of such Subsidiary shall be treated as the Disposition of the properties owned by such Subsidiary for the purpose of applying clause
(vi) of the definition of "Net Proceeds" contained in Section 1.1 of this Agreement.